Exhibit 10.3

SECOND AMENDMENT TO FORBEARANCE AGREEMENT

This SECOND AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”) is entered into as of June 15, 2009, by and among AMERICAN DEFENSE SYSTEMS, INC., a Delaware corporation, A. J. PISCITELLI & ASSOCIATES, INC., a New York corporation, AMERICAN PHYSICAL SECURITY GROUP, LLC, a Delaware limited liability company (the “Borrowers”) and TD BANK, N.A., a national banking association, and successor by merger to COMMERCE BANK, N.A (the “Lender”).

RECITALS

The Borrowers and the Lender are parties to the Forbearance Agreement and Amendment to Loan Agreement, dated as of April 27, 2009, as amended by the Amendment to Forbearance Agreement, dated as of May 27, 2009 (the “Forbearance Agreement”). Terms defined in the Forbearance Agreement shall have the same defined meanings when such terms are used herein. The Borrowers have requested that the Lender agree to extend the Forbearance Period. The Lender has agreed to do so, subject to the terms of this Amendment. Accordingly, for valuable consideration, the receipt and sufficiency of which are acknowledged, the Lender and the Borrowers agree as follows:

1.             The definition of Forbearance Period in the Forbearance Agreement is amended to read as follows:

“Forbearance Period” shall mean the period beginning on the Forbearance Effective Date and ending on the earlier to occur of: (i) the termination of the Forbearance Period as a result of any Forbearance Default, and (ii) July 15, 2009.

2.             The Revolving Credit Cap shall continue to be $2,500,000.

3.             Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Forbearance Agreement and the Loan Documents, and all rights of the Lender and all of the obligations under the Forbearance Agreement and the Loan Documents, shall remain in full force and effect. Each of the Borrowers hereby confirms that the Forbearance Agreement and the Loan Documents are in full force and effect, and that no Borrower has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to the Forbearance Agreement or any Loan Document or the Borrowers’ obligations thereunder.

4.             The execution, delivery and effectiveness of this Amendment shall not directly or indirectly: (i) create any obligation to make any further Loans or to continue to defer any enforcement action after the occurrence of any Default or Event of Default (including, without limitation, any Forbearance Default); (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Forbearance Agreement and the Loan Documents; (iii) amend, modify or operate as a waiver of any provision of the Forbearance Agreement or any Loan Document or any right, power or remedy of the Lender except as expressly set forth herein; or (iv) constitute a course of dealing or other basis for altering any obligations under the Forbearance Agreement and the Loan Documents or any other contract or instrument. Except as expressly set forth herein, the Lender reserves all of its rights, powers, and remedies under the Forbearance Agreement Loan Documents and applicable law. All of the provisions of the Forbearance Agreement and the Loan Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived previously, are hereby reinstated.

5.             The Borrowers shall pay to the Lender, on the date of this Amendment, a forbearance extension fee of $10,000.

6.             In addition to, and not in lieu of, the terms of the Loan Documents relating to the reimbursement of the Lender fees and expenses, the Borrowers shall reimburse the Lender promptly on demand for all fees, costs, charges and expenses, including the fees, costs and expenses of counsel and other expenses (including all fees and expenses of Hunton & Williams LLP), incurred in connection with this Amendment.

IN WITNESS WHEREOF, this Second Amendment to Forbearance Agreement has been executed by the parties hereto as of the date first written above.

BORROWERS:

AMERICAN DEFENSE SYSTEMS, INC.

By:
President

A.J. PISCITELLI & ASSOCIATES, INC.

By:
President

AMERICAN PHYSICAL SECURITY GROUP, LLC

By:
President

LENDER:

TD BANK, N.A.

By:
Vice President